                                                                    Exhibit 10.6


December 19, 2001


Ms. Stephanie Millon
Silver Diner
11806 Rockville Pike
Rockville, Maryland 20852

Re:  Silver Diner Stock Options
     --------------------------

Dear Ms. Millon:

         You are the holder of options (the "Existing Stock Options") to purchase shares of common stock of Silver Diner, Inc. (the "Company") as set forth in Exhibit A attached hereto. The exercise price or prices of your Existing Stock Options are higher than the current market value of the Company's common stock. To address this issue, the Company and you have agreed to the following:

         1. You will surrender those of your Existing Stock Options as you shall indicate by writing "yes" in the box(es) provided in the right hand column of the table on Exhibit A attached hereto.

         2. In exchange for such cancellation, the Company agrees to grant to you, on July 31, 2002, provided you are then associated with the Company, new options to purchase the Company's common stock (the "New Stock Options"). The New Stock Options will (i) be for the same number of shares of stock as Existing Stock Options that you surrender for cancellation, (ii) vest on the same dates as the Existing Stock Options that you surrender for cancellation, and (iii) be exercisable at a price equal to the market value of the Company's common stock on July 31, 2002.

         I am pleased that the Company has been able to work out this arrangement with you. Please sign below to confirm our agreement.

                                               Sincerely,



                                               /s/ Robert T. Giaimo
                                               ----------------------------
                                               Robert T. Giaimo, President

         The undersigned hereby agrees that the Existing Stock Options held by the undersigned, as indicated on Exhibit A by the undersigned, are hereby surrendered for cancellation.

         The undersigned further agrees to accept the New Stock Options to be granted on July 31, 2002, and to be bound by the terms of the New Stock Option Agreement which the Company will sign and deliver to you promptly after July 31, 2002. The New Stock Option Agreement will be in the form attached hereto as Exhibit B, with the blanks filled in for the date, the number of shares covered, the exercise price, and the exercise dates.

         Please sign below and complete Exhibit A and return this letter together with Exhibit A to Mr. Noland Montgomery via fax at 202-857-6395, with the original to follow by mail to the address below, on or before December 28, 2001:

         Mr. Noland Montgomery
         C/o Arent Fox
         1050 Connecticut Avenue, N.W.
         Washington, D.C.  20036-5339


/s/ Stephanie Millon
-----------------------------------------------------
[SIGNATURE OF OPTION HOLDER]


Stephanie Millon
--------------------------------------------
[PRINT NAME OF OPTION HOLDER]

                                                                       Exhibit A
                                                                       ---------


                                Stephanie Millon

                             1996 Stock Option Plan

-----------------------------------------------------------------------------------------------------------------------
                                                                                                      Write "yes" or
         Shares                                                                                       "no" in each
       subject to                                                                                     box to indicate
         option                                                                                       whether you
    (all options are                                                                                  wish to cancel
     incentive stock         Exercise             Vesting                              Expiration     the options
       options)(*)             Price             Schedule            Grant Date           Date        indicated
-----------------------------------------------------------------------------------------------------------------------



5,000                      $1.00          20% per year, with the   12/08/99         12/07/09
                                          first 20% vesting at                                        YES
                                          01/01/00
-----------------------------------------------------------------------------------------------------------------------
5,000                      $1.00          20% per year, with the   04/09/99         04/08/99
                                          first 20% vesting at                                        YES
                                          12/31/99
-------------------------- --------------------------------------------------------------------------------------------
1,000                      $0.938         20% per year, with the   12/14/00         12/13/10
                                          first 20% vesting at                                        YES
                                          12/31/01
-----------------------------------------------------------------------------------------------------------------------


(*) Does not include option for 50,000 shares granted on December 13, 2001, exercisable at $.27 per share.

                                                                       Exhibit B



     (Exhibit B omitted from this Exhibit -- see Exhibit B to Exhibit 10.1 for form of Stock Option Plan Agreement)